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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Danvers Bancorp, Inc.'s Registration Statement Nos. 333-148592 and 333-156874 on Form S-8 of our report dated February 27, 2009 relating to our audits of the consolidated financial statements and internal control over financial reporting of Danvers Bancorp, Inc. and subsidiary appearing in this Annual Report on Form 10-K.

/s/ Wolf & Company, P.C.

Boston, Massachusetts
March 13, 2009

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM